October 29, 2021

WESTWOOD QUALITY VALUE FUND

TICKER SYMBOL: WWLAX

WESTWOOD QUALITY SMALLCAP FUND

TICKER SYMBOL: WHGAX

WESTWOOD TOTAL RETURN FUND

TICKER SYMBOL: WWTAX

WESTWOOD INCOME OPPORTUNITY FUND

TICKER SYMBOL: WWIAX

WESTWOOD HIGH INCOME FUND

TICKER SYMBOL: WSDAX

WESTWOOD ALTERNATIVE INCOME FUND

TICKER SYMBOL: WMNAX

A CLASS SHARES

Each A Series of Ultimus Managers Trust

Supplement to the Prospectus dated August 23, 2021,

as supplemented on September 1, 2021

This supplement updates certain information in the Prospectus for the A Class Shares of the Westwood Quality Value Fund, Westwood Quality SmallCap Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood High Income Fund, and Westwood Alternative Income Fund (collectively, the “Funds”), each a series of Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectus or Statement of Additional Information, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus.

The following replaces, in its entirety, the table in the sub-section entitled “Fund Codes” of the section entitled “How to Purchase Fund Shares” on page 95 of the Prospectus:

Fund Name	Ticker Symbol	CUSIP
Westwood Quality Value Fund	WWLAX	90386H339
Westwood Total Return Fund	WWTAX	90386H321
Westwood Quality SmallCap Fund	WHGAX	90386H313
Westwood Income Opportunity Fund	WWIAX	90386H297
Westwood High Income Fund	WSDAX	90386H289
Westwood Alternative Income Fund	WMNAX	90386H271

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.